BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JUNE 6, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

On May 24, 2019, Invesco Ltd. acquired OppenheimerFunds, Inc. (“Oppenheimer”) (the “Acquisition”). In connection with the Acquisition, Invesco Advisers, Inc. (“Invesco”) became the subadviser to Oppenheimer Global Equity Portfolio (the “Portfolio”) and the name of the Portfolio changed to Invesco Global Equity Portfolio. All references to the former name of the Portfolio contained in the Prospectus are changed to the Portfolio’s new name and all references to Oppenheimer as the Portfolio’s subadviser contained in the Prospectus are changed to Invesco. The Insurance Companies (as defined in the Prospectus) may continue to refer to Oppenheimer as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

There are no expected changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the Acquisition.

In connection with the changes described above, the following changes are made to the Portfolio’s Prospectus:

In the Portfolio Summary, the subsection entitled “Management – Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Manager. John Delano, CFA, is the Portfolio Manager. Mr. Delano has managed the Portfolio since 2017.

The following paragraph is added after the subsection entitled “Additional Information About Management – Contractual Fee Waiver”:

Voluntary Fee Waiver

BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management – The Subadviser,” the fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2018, Invesco Ltd. managed approximately $888.2 billion in assets.

John Delano, CFA, has managed the Portfolio since 2017. Mr. Delano has been Portfolio Manager of Invesco since May 2019 and was Senior Portfolio Manager of OppenheimerFunds, Inc. (“Oppenheimer”), the former subadviser to the Portfolio, from 2017 to May 2019. He was a Vice President and Director of Equity Research, Global Team, of Oppenheimer from 2010 to May 2019. From 2007 to 2010, he served as Director of Equity Research, Growth Team, of Oppenheimer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE